                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)        APRIL 7, 2005
                                                        ------------------------

                           THE A CONSULTING TEAM, INC.
--------------------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          NEW YORK                    0-22945                    13-3169913
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION     (COMMISSION FILE               (IRS EMPLOYER
      OF INCORPORATION)               NUMBER)                IDENTIFICATION NO.)


                 200 PARK AVENUE SOUTH, NEW YORK, NEW YORK 10003
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE        (212) 979-8228
                                                   -----------------------------


--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

EXPLANATORY STATEMENT:

         This Form 8-K/A amends and restates the disclosure provided in the Form 8-K filed with the Securities and Exchange Commission on April 8, 2005.

Item 4.01. Changes in Registrant's Certifying Accountant.

(a) Dismissal of Grant Thornton LLP

         Grant Thornton LLP was previously the principal accountant for The A Consulting Team, Inc. The Audit Committee of the Board of Directors of the Company approved the dismissal of Grant Thornton LLP on April 7, 2005.

         Grant Thornton LLP's reports on the Company's financial statements for the years ended December 31, 2003 and December 31, 2004 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2003 and December 31, 2004 and during the subsequent interim period through the date of dismissal, there were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. During the two years ended December 31, 2003 and December 31, 2004 and during the subsequent interim period through the date of dismissal, there were no reportable events (as defined in Regulation S-K Item 304(a)(1)(i)).


(b) Engagement of Mercadien, P.C.

         The Audit Committee of the Board of Directors of the Company engaged Mercadien, P.C. as the independent auditors of the Company on April 7, 2005. Mercadien, P.C. was not engaged as either the principal accountant to audit the Company's financial statements or as an independent accountant to audit a significant subsidiary of the Company during the years ended December 31, 2003 and December 31, 2004 or during the subsequent interim period through the date of engagement. In addition, the Company did not consult Mercadien, P.C. regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(iv) or a reportable event (as defined in Regulation S-K Item 304(a)(1)(i)) during the years ended December 31, 2003 and December 31, 2004 or during the subsequent interim period through the date of engagement.

Item 7. Exhibits.

(c) Exhibits

Ex. No.                    Description


16.1                       Letter, dated April 14, 2005, of Grant Thornton LLP

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             THE A CONSULTING TEAM, INC.
                                             ---------------------------
                                                      Registrant

                                             By:  /s/ Richard D. Falcone
                                                  ------------------------------
                                                  Name:  Richard D. Falcone
                                                  Title: Chief Financial Officer

Dated: April 14, 2005

                                  EXHIBIT INDEX

EXHIBIT NO.             DESCRIPTION
-----------             -----------

16.1                    Letter, dated April 14, 2005, of Grant Thornton LLP